UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):    February 26, 2007

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                001-16133                06-1245881
   (State or other jurisdiction  (Commission File Number)     (IRS Employer
          of incorporation)                                 Identification No.)


           1100 Summer Street, Stamford, Connecticut           06905
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8- Other Events

Item 8.01 Other Events.

     On February 26, 2007, Delcath Systems, Inc. (the "Company") issued a press release reporting interim results from its ongoing Phase II multi-histology trial of the treatment of unresectable primary and metastic cancers of the liver using the Company's drug-delivery system with melphalan. Further information concerning this announcement is contained in the Company's press release dated February 26, 2007, a copy of which is filed as Exhibit 99 hereto and which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Not applicable.

          (d) Exhibits:

                Exhibit                       Description

                  99           Press Release dated February 26, 2007 of Delcath
                                Systems, Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DELCATH SYSTEMS, INC.



                                          By:       /s/ RICHARD TANEY
                                              -----------------------------
                                                   Richard Taney
                                                   Chief Executive Officer


Date: February 27, 2007


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                                 EXHIBIT INDEX

                Exhibit                       Description

                  99           Press Release dated February 26, 2007 of Delcath
                                Systems, Inc.